                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 20, 2000
                                                          -------------

                                Razorfish, Inc.
                                ---------------


             (exact name of registrant as specified in its charter)


Delaware                                           000-25847                           13-3804503
------------------------------                     ---------                           ----------
(State or other jurisdiction of           (Commission File Number)      (IRS Employer Identification No.)
       incorporation)


32 Mercer Street, New York, New York                                    10013
-------------------------------------                                   -----
(Address of principal executive offices)                              (zip code)



      Registrant's Telephone Number, including Area Code:  (212) 966-5960
                                                           --------------


                                      N/A
                                      ---

         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant

       Not applicable.


Item 2.  Acquisitions or Disposition of Assets

       Not applicable.


Item 3.  Bankruptcy or Receivership

       Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

       a) See Razorfish's report on Form 8-K as previously filed with the Securities and Exchange Commission on June 30, 2000.

       b) Razorfish, with the approval of the Audit Committee of Razorfish's Board of Directors has appointed Arthur Andersen LLP ("Andersen") as Razorfish's independent public accountants for the fiscal year ended December 31, 2000, effective as of July 20, 2000. Andersen was previously engaged in this capacity for Razorfish from November of 1996 until November of 1999 and was responsible for auditing the 1998 annual financial statements and for reviewing Razorfish's quarterly results for the first three quarters of 1999. During its period of disengagement, from November 23 of 1999 until July 19 of 2000, Razorfish has not consulted Andersen regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Razorfish's financial statements, or any matter that was the subject of a disagreement or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

            Razorfish requested that Andersen review the disclosures made in this Form 8-K and provided Andersen the opportunity to furnish Razorfish a letter addressed to the Securities and Exchange Commission containing any new information, clarification of Razorfish's expression of its views, or the respects in which it does not agree with the statements made in this Form 8-K. Andersen has advised Razorfish that it does not have such comments to provide and therefore does not intend to provide such a letter.

Item 5.  Other Events

       Not applicable.


Item 6.  Resignation of Registrant's Directors

       Not applicable.


Item 7.  Financial Statements and Exhibits

       Not applicable.

                                       2
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Item 8.  Change in Fiscal Year

       Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S

       Not applicable.

                                       3
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Razorfish has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RAZORFISH, INC.
                                 (Registrant)

Dated:  July 25, 2000            By: /s/ Michael S. Simon
                                     ------------------------
                                     Name:   Michael S. Simon
                                     Title:  Executive Vice President, Business
                                             Affairs and General Counsel

                                       4